Summary ProspectusMarch 5, 2010

T. Rowe Price Emerging Europe & Mediterranean Fund — TREMX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated March 1, 2010, and Statement of Additional Information, dated March 1, 2010.

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.06%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.58%
Total annual fund operating expenses	1.64%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective May 1, 2009, T. Rowe Price International, Inc. agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the fund`s ratio of expenses to average net assets to exceed 2.00%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 2.00%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 2.00%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$167	$517	$892	$1,944

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 39.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in the emerging market countries listed below (others may be added):

  Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Hungary, Israel, Poland, Russia, and Turkey.

  Others: Bulgaria, Georgia, Jordan, Kazakhstan, Kuwait, Latvia, Lebanon, Lithuania, Morocco, Oman, Romania, Slovakia, Slovenia, Tunisia, Ukraine, and United Arab Emirates.

  The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  Summary Prospectus1

  While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

  In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may

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  lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

  Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

  Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

  Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (8/31/00)
Emerging Europe & Mediterranean Fund
Returns before taxes	125.13%	8.30%	9.81%
Returns after taxes on distributions	125.37	7.51	9.39
Returns after taxes on distributions and sale of fund shares	81.57	7.41	8.86
MSCI Emerging Markets Europe and Middle East Index	78.47	9.79	9.09
Lipper Emerging Markets Funds Average	75.74	13.17	11.36

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

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  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  S. Leigh Innes is Chairman of the fund`s Investment Advisory Committee. Ms. Innes has been chairman of the committee since 2008, but has been involved in managing the fund since 2007. She joined T. Rowe Price International in 2002.

  Purchase and Sale of Fund Shares

  The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

  You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

  Summary Prospectus5

  F131-045 3/5/10

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202